Exhibit 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of ImmunoCellular Therapeutics, Ltd. (the “Company”) hereby certifies that, to his knowledge:

(i) The Annual Report on Form 10-KSB/A (Amendment No. 2) of the Company for the fiscal year ended December 31, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 17, 2007	By:	/s/ C. Kirk Peacock
C. Kirk Peacock
Chief Financial Officer